UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue Floor 54 New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement

On January 30, 2025 (the “Issuance Date”), Cipher Mining Inc. (the “Company” or “Cipher”) entered into a subscription agreement (the “Subscription Agreement”) with Star Beacon LLC, a wholly owned subsidiary of SoftBank Group Corp. (“SoftBank”), pursuant to which, among other things, SoftBank agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to SoftBank, an aggregate of approximately 10,438,413 newly issued shares of the Company’s common stock, par value $0.001 (“Common Stock”), at a per share purchase price of $4.79 for an aggregate purchase price of approximately $50 million, on the terms and subject to the conditions set forth therein (the “PIPE Transaction”). The issuance and sale of the Common Stock contemplated by the Subscription Agreement was completed on the Issuance Date. Additionally, the Company agreed that, prior to February 28, 2025, it would not enter into binding definitive documentation with respect to the sale, transfer, divestiture or encumbrance of the Company’s Barber Lake property with any person other than SoftBank and its affiliates (subject to customary exceptions).

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Subscription Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Registration Rights Agreement

In connection with the PIPE Transaction, the Company and SoftBank entered into a registration rights agreement (the “Registration Rights Agreement”) on the Issuance Date in respect of the Common Stock (the “Registrable Securities”) acquired in the PIPE Transaction. Pursuant to the Registration Rights Agreement, the Company will be required to file a shelf registration statement with the Securities and Exchange Commission for the offer and sale of the Registrable Securities no later than the later of (i) the 30th calendar day following the Issuance Date, and (ii) the 5th calendar day following the date the Company files its annual report on Form 10-K for its fiscal year ended December 31, 2024, and will be required to use its reasonable best efforts to cause such registration statement to become and remain effective so long as any Registrable Securities remain outstanding. Furthermore, under the Registration Rights Agreement, SoftBank will have certain customary demand registration rights and piggyback registration rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The Common Stock to be issued and sold to SoftBank pursuant to the Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

The information set forth above regarding the Subscription Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On January 30, 2025, the Company issued a press release announcing it had entered into the Subscription Agreement and the Registration Rights Agreement with SoftBank. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, such as, statements about Cipher’s beliefs and expectations regarding its planned business model and strategy, its HPC data center development, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: risks related to entering into exclusive arrangements with respect to the Barber Lake property, volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), as any such factors may be updated from time to time in the Company’s other filings with the SEC, including without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1^	Subscription Agreement, dated January 30, 2025, by and between Cipher Mining Inc. and Star Beacon LLC

10.2	Registration Rights Agreement, dated January 30, 2025, by and between Cipher Mining Inc. and Star Beacon LLC

99.1	Press Release of Cipher Mining Inc., dated January 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to provide copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date: January 30, 2025	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer